Exhibit 2 to Del Monte Corporation
                                                Amendment to Supply Agreement



                           Schedule 2.1(e)

15-DEC-93


                           DEL MONTE TOTALS

                                    *



                                       CUSTOMER     TOTAL
                                CAN      END        SALES
                     VOLUME    PRICE    PRICE       PRICE



                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION




TOTAL



GRAND TOTAL








- - ------------------
[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 32
 36
 80 B
 77 B
 81 B
116
137
138 22 51                     CONFIDENTIAL INFORMATION OMITTED
 99               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY 85 B                          WITH THE COMMISSION
 89 B
 67 B
131
 35
 31
 34
 33
 88 B
 91 B
 92 B
 79 B
 78 B
 54 B
136
119
121

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 93 B
 94 B
 97 B
 95 B
 71 B
115
117
118
 37                     CONFIDENTIAL INFORMATION OMITTED
 38               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 86 B                          WITH THE COMMISSION
 87 B
 18
 19








 98 B 96 B101 13 44100
114
107
112
111
110
 90 B

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 14
 45
 48
 47
109
  2
  4
  3
  5
  9                        CONFIDENTIAL INFORMATION OMITTED
 64 B               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 63 B                          WITH THE COMMISSION
123
130
128
  6
 25
 60 B
 74 B
 72 B
 58 B
103
104








124125  7  8 62 B 57 B
126

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 11
 10
127
129
 26
  1
113
 17
 46
 42                     CONFIDENTIAL INFORMATION OMITTED
 43               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 59                          WITH THE COMMISSION
 61
 56
122

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price













 30 39 40 41                    CONFIDENTIAL INFORMATION OMITTED
 49              PURSUANT TO RULE 24b-2 AND FILED SEPARATELY 73 B                          WITH THE COMMISSION
 65 B
 66 B
102

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 52 B
 28
 27
 29                       CONFIDENTIAL INFORMATION OMITTED
 82 B               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 83 B                          WITH THE COMMISSION
 84 B
134
135

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price


 12
 24
 23
 21








 20 68 B 70 B 69 B 55 B 53 B                     CONFIDENTIAL INFORMATION OMITTED
105               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
108                          WITH THE COMMISSION
132
120
133
 15
 16
 50
 75
 76
106

15-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




139                     CONFIDENTIAL INFORMATION OMITTED
140               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                          WITH THE COMMISSION

              Can Total                                   Total

16-DEC-93


                           DEL MONTE TOTALS

                                    *












                                       CUSTOMER     TOTAL
                                CAN      END        SALES
                     VOLUME    PRICE    PRICE       PRICE



                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION




TOTAL



GRAND TOTAL









- - ------------------

[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

16-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




   1
   2
   3
   4
   5
   6
   7
   8
   9
  10                     CONFIDENTIAL INFORMATION OMITTED
  11               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
  12                          WITH THE COMMISSION
  13
  14
  15
  16
  17
  18
  19


  20  21  22  23  24  25
  26
  27
  28

16-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 29
 30
 31
 32
 33
 34
 35
 36
 37
 38                     CONFIDENTIAL INFORMATION OMITTED
 39               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 40                          WITH THE COMMISSION
 41
 42
 43
 44
 45
 46
 47
 48
 49
 50
 51
 52 A
 53 A
 54 A








/TABLE
      16-Dec-93
Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 55 A
 56
 57 A
 58 A
 59
 60 A
 61
 62 A
 63 A
 64 A                     CONFIDENTIAL INFORMATION OMITTED
 65 A               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 66 A                          WITH THE COMMISSION
 67 A
 68 A
 69 A
 70 A
 71 A
 72 A
 73 A
 74 A
 75
 76
 77 A
 78 A
 79 A
 80 A
 81 A
 82 A
 83 A
 84 A

16-Dec-93








Del Monte Pricing:  Summary of Schedules 2.1
                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




 85 A
 86 A
 87 A
 88 A
 89 A
 90 A
 91 A
 92 A
 93 A
 94 A                     CONFIDENTIAL INFORMATION OMITTED
 95 A               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 96 A                          WITH THE COMMISSION
 97 A
 98 A
 99

16-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




100
101
102
103                     CONFIDENTIAL INFORMATION OMITTED
104               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
105                          WITH THE COMMISSION
106
107
108

16-Dec-93Del Monte Pricing:  Summary of Schedules 2.1
                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




109
110
111
112
113                     CONFIDENTIAL INFORMATION OMITTED
114               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
115                          WITH THE COMMISSION
116
117

16-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




118
119
120
121
122
123
124
125
126
127                     CONFIDENTIAL INFORMATION OMITTED
128               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
129                          WITH THE COMMISSION
130
131
132
133
134








135136137138

16-Dec-93

Del Monte Pricing:  Summary of Schedules 2.1

                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price




139
140                     CONFIDENTIAL INFORMATION OMITTED
               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                           WITH THE COMMISSION


                     Can Total

                         Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 1

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------









Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        Tape End        $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:  12/15/93
Schedule 2.1               Ref # 1
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 2

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 2
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 3

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 3
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 4

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        POLYSTAR End    $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 4
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 5

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 5
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *                REF # 6

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 6
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 7

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 7
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 8

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 8
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *                REF # 9

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *



                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 9
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF  #10

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 10
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 11

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 11
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 12

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 12
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *




                                 Size:   *               REF # 13

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 13
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 14

Del Monte

Location:  *

Packed:    *





                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 14
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 15

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab






                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 15
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 16

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *




                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 16
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 17

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 17



                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 18

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 18
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 19

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 19
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 20




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 20
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 21

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 21
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 22

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 22
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 23

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 23
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 24

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 23
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 25

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 25
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 26

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 26
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 27

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 27
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 28

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 28
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 29

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 29
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 30

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 30
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 31

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 31
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND




     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 32

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 32
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *               REF # 33

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 33
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 34

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 34
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 35

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 35
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 36

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *



                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 36
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 37

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 37
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 38

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 38
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 39

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 39
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *




                                 Size:   *               REF # 40

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 40
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 41

Del Monte

Location:  *

Packed:    *





                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 41
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 42

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab






                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 42
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 43

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *




                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 43
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 44

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 44



                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 45

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 45
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 46

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 46
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 47




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 47
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 48

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 48
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 49

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 49
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 50

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 50
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 51

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 51
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 52B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 52B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 53B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 53B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 54B

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 54B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 55B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 55B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *               REF # 56

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 56
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 57B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 57B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 58B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 58B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 59

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 59
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *              REF # 60B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 60B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 61

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 61
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 62B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 62B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 63B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *



                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 63B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 64B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 64B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 65B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 65B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 66B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 66B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *




                                 Size:   *              REF # 67B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 67B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 68B

Del Monte

Location:  *

Packed:    *





                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 68B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 69B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab






                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 69B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 70B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *




                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 70B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 71B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 71B



                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 72B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 72B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 73B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 73B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 74B




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 74B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 75

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 75
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 76

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 76
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 77B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 77B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 78B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 78B
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 79B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 79B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 80B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 80B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 81B

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 81B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 82B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 82B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 83B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 83B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 84B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 84B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 85B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 85B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 86B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 86B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 87B



Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 87B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 88B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price



                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 88B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 89B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 89B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 90B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 90B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 91B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 91B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION





                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 92B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 92B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 93B



Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 93B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 94B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price



                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 94B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 95B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 95B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 96B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 96B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 97B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 97B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION





                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 98B

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 98B
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 99



Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 99
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 100

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 100
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 101

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 101
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 102

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 102
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 103

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 103
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 104

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 104
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 105

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 105
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 106

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 106
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 107

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 107
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 108

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 108
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 109

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 109
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 110

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 110
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 111

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 111
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *              REF # 112

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 112
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 113

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 113
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 114

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 114
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 115

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *



                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 115
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 116

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 116
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 117

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 117
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 118

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 118
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *




                                 Size:   *              REF # 119

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 119
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 120

Del Monte

Location:  *

Packed:    *





                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 120
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 121

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab






                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 121
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 122

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *




                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 122
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 123

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 123



                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 124

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 124
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 125

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 125
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 126




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 126
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 127

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 127
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 128

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 128
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 129

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 129
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 130

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 130
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 131

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 131
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 132

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 132
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 133

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 133
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 134

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 134
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 135

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 135
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 136

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/15/93
Schedule 2.1               Ref # 136
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 137

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 137
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 138

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 138
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *              REF # 139

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 139
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 140

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:    12/15/93
Schedule 2.1               Ref # 140
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 52A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 52A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 53A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *



                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 53A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 54A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/16/93
Schedule 2.1               Ref # 54A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 55A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 55A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION




                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 57A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 57A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *




                                 Size:   *              REF # 58A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 58A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 60A

Del Monte

Location:  *

Packed:    *





                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 60A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 62A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab






                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 62A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 63A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *




                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 63A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 64A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 64A



                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 65A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 65A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 66A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 66A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 67A




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 67A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 68A

Del Monte

Location:  *

Packed:    *






                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 68A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 69A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab





                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 69A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 70A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *




Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 70A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 71A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 71A
                                        Effective Date:  Contract





- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 72A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 72A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 73A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 73A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 74A

Del Monte



Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 74A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 77A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------



Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 77A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 78A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 78A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 79A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/16/93
Schedule 2.1               Ref # 79A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 80A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 80A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 81A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 81A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation




                                 Plant:  *

                                 Size:   *              REF # 82A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 82A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 83A

Del Monte

Location:  *




Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 83A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 84A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *



Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 84A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 85A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------



                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 85A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 86A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93



Schedule 2.1               Ref # 86A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 87A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 87A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 88A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 88A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 89A




Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 89A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 90A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price




                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 90A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 91A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 91A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 92A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/16/93
Schedule 2.1               Ref # 92A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 93A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 93A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION





                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 94A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 94A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 95A



Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 95A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 96A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price



                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 96A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 97A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *



                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:




                                          Print Date:    12/16/93
Schedule 2.1               Ref # 97A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 98A

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *

                             *

Packaging:






                                          Print Date:    12/16/93
Schedule 2.1               Ref # 98A
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                   Schedule 3.4(a) to Del Monte Corporation
                                              Amendment to Supply Agreement

                                                             SCHEDULE 3.4(a)

                         DEL MONTE'S   *

AS OF JANUARY 1, 1994

     *

Fill Schedule based upon * cans

    Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Total/Avg
    1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994    1994



                             * CONFIDENTIAL INFORMATION OMITTED
                       PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                 WITH THE COMMISSION














- - ------------------

[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

                                  Schedule 3.4(b) to Del Monte Corporation
                                             Amendment to Supply Agreement

                                                     Schedule 3.4(b-1)

                          DEL MONTE'S   *

ACTUALS THROUGH MARCH 1, 1994

     *

Fill Schedule based upon * cans

    Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Total/Avg
    1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994    1994




                      * CONFIDENTIAL INFORMATION OMITTED
                    PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                               WITH THE COMMISSION














- - ------------------

[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

                                             SCHEDULE 3.4(b-2)

                         DEL MONTE'S   *

ACTUALS THROUGH APRIL 1, 1994

     *

Fill Schedule based upon * cans

    Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Total/Avg
    1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994    1994



                       * CONFIDENTIAL INFORMATION OMITTED
                   PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                              WITH THE COMMISSION
















- - ------------------

[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

                                  Schedule 3.4(c) to Del Monte Corporation
                                             Amendment to Supply Agreement

                                                         SCHEDULE 3.4(c)

                              DEL MONTE'S   *

AS OF JANUARY 1, 1994

     *

Fill Schedule based upon * cans

    Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Total/Avg
    1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994 1994    1994



                       * CONFIDENTIAL INFORMATION OMITTED
                   PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                              WITH THE COMMISSION














- - ------------------

[FN]
<f*>  PURSUANT TO RULE 24b-2 AND FILED
      SEPARATELY WITH THE COMMISSION

                                  Schedule 5.2 to Del Monte Corporation
                                          Amendment to Supply Agreement


 Schedule 5.2                                            SPECIFICATION CHANGE COST REDUCTIONS

                        |         SPECIFICATIONS - OLD         |         SPECIFICATIONS - NEW         |        |         |
                        |--------------------------------------|--------------------------------------|        |         |
                        |                                      |                                      |        |Price    |
                        |                                      |                                      | Annual |Change   |
Ref# Size Product Volume|    BODY        ATT. END    CUST. END |    BODY        ATT. END    CUST. END | Savings|$/m      |
- - ---- ---- ------- ------|------------ ------------ ------------|------------ ------------ ------------| due to |due to   |
                        |Wgt Tin Base Wgt Tin Base Wgt Tin Base|Wgt Tin Base Wgt Tin Base Wgt Tin Base| Specs. |Spec.Chg.|
                        |--- --- ---- --- --- ---- --- --- ----|--- --- ---- --- --- ---- --- --- ----| -------|---------|
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19                                              CONFIDENTIAL INFORMATION OMITTED
 20                                       PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 21                                                       WITH THE COMMISSION
 22
 23
 24
 25
 26
 27
 28
 29
 30 31 32 33 34 35 36
 37
 38
 39
 40
 41


 Schedule 5.2
                                            SPECIFICATION CHANGE COST REDUCTIONS


                        |         SPECIFICATIONS - OLD         |         SPECIFICATIONS - NEW         |        |         |
                        |--------------------------------------|--------------------------------------|        |         |
                        |                                      |                                      |        |Price    |
                        |                                      |                                      | Annual |Change   |
Ref# Size Product Volume|    BODY        ATT. END    CUST. END |    BODY        ATT. END    CUST. END | Savings|$/m      |
- - ---- ---- ------- ------|------------ ------------ ------------|------------ ------------ ------------| due to |due to   |
                        |Wgt Tin Base Wgt Tin Base Wgt Tin Base|Wgt Tin Base Wgt Tin Base Wgt Tin Base| Specs. |Spec.Chg.|
                        |--- --- ---- --- --- ---- --- --- ----|--- --- ---- --- --- ---- --- --- ----| -------|---------|

 42
 43
 44
 45
 46
 47
 48
 49
 50
 51
 52
 53
 54
 55 56 57 58 59 60                                              CONFIDENTIAL INFORMATION OMITTED
 61                                       PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 62                                                       WITH THE COMMISSION
 63
 64
 65
 66
 67
 68
 69
 70
 71
 72
 73
 74
 75
 76
 77
 78
 79


 Schedule 5.2
                                            SPECIFICATION CHANGE COST REDUCTIONS


                        |         SPECIFICATIONS - OLD         |         SPECIFICATIONS - NEW         |        |         |
                        |--------------------------------------|--------------------------------------|        |         |
                        |                                      |                                      |        |Price    |
                        |                                      |                                      | Annual |Change   |
Ref# Size Product Volume|    BODY        ATT. END    CUST. END |    BODY        ATT. END    CUST. END | Savings|$/m      |
- - ---- ---- ------- ------|------------ ------------ ------------|------------ ------------ ------------| due to |due to   |
                        |Wgt Tin Base Wgt Tin Base Wgt Tin Base|Wgt Tin Base Wgt Tin Base Wgt Tin Base| Specs. |Spec.Chg.|
                        |--- --- ---- --- --- ---- --- --- ----|--- --- ---- --- --- ---- --- --- ----| -------|---------|

 80
 81 82 83 84 85 86 87
 88
 89
 90
 91
 92
 93
 94
 95
 96
 97
 98                                              CONFIDENTIAL INFORMATION OMITTED
 99                                       PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
100                                                       WITH THE COMMISSION
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115


 Schedule 5.2
                                            SPECIFICATION CHANGE COST REDUCTIONS


                        |         SPECIFICATIONS - OLD         |         SPECIFICATIONS - NEW         |        |         |
                        |--------------------------------------|--------------------------------------|        |         |
                        |                                      |                                      |        |Price    |
                        |                                      |                                      | Annual |Change   |
Ref# Size Product Volume|    BODY        ATT. END    CUST. END |    BODY        ATT. END    CUST. END | Savings|$/m      |
- - ---- ---- ------- ------|------------ ------------ ------------|------------ ------------ ------------| due to |due to   |
                        |Wgt Tin Base Wgt Tin Base Wgt Tin Base|Wgt Tin Base Wgt Tin Base Wgt Tin Base| Specs. |Spec.Chg.|
                        |--- --- ---- --- --- ---- --- --- ----|--- --- ---- --- --- ---- --- --- ----| -------|---------|

116
117
118
119
120
121
122
123
124
125
126
127                                              CONFIDENTIAL INFORMATION OMITTED
128                                      PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
129                                                       WITH THE COMMISSION
130
131
132
133
134
135
136
137
138
139
140